DISCLOSURE STATEMENT (AMENDED) EXHIBIT "5"

                   List From Debtor-in-Possession's Statement
                       Of Affairs of Prepetition Business

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        LIST OF BUSINESSES IN WHICH BONNEVILLE PACIFIC CORPORATION WAS A
                PARTNER OR OWNED 5% OR MORE OF VOTING SECURITIES:




                 NAME:          Bonneville Foods Corporation
             ADDRESS :          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Food processing, manufacturing and
                                marketing
       BEGINNING DATE:          06/03/88
          ENDING DATE:


                 NAME:          Bonneville Fuels Corporation
             ADDRESS :          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To own, develop, acquire, sell and deliver
                                natural gas and other fuels
       BEGINNING DATE:          06/17/87
          ENDING DATE:


                 NAME:          Bonneville McKenzie Energy Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To own, operate, and develop hydroelectric
                                generating facilities
       BEGINNING DATE:          02/  /89
          ENDING DATE:


                 NAME:          Bonneville Pacific Services Company, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To own, operate and provide maintenance for
                                power generation plants
       BEGINNING DATE:          11/20/86
          ENDING DATE:


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                 NAME:          Bonneville-West Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To own, operate and develop micro-
                                cogeneration projects
       BEGINNING DATE:          09/24/69
          ENDING DATE:


                 NAME:          Bonneville-Nevada Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To engage in the business of cogeneration and
                                small power production (unregulated)
       BEGINNING DATE:          12/02/88
          ENDING DATE:


                 NAME:          Bonneville Wind Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own and operate wind energy
                                projects
       BEGINNING DATE:          12/14/88
          ENDING DATE:


                 NAME:          Cogeneration Technology and Development
                                Company
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To conduct all lawful business pursuant to
                                Colorado Code
       BEGINNING DATE:          05/01/86
          ENDING DATE:


                 NAME:          Marport Development Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own and operate certain projects
                                for the sale of crude oil and electricity
       BEGINNING DATE:          09/02/87
          ENDING DATE:


                                      2

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                 NAME:          Watsonville Cogen Corp.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Development of cogeneration projects and the
                                sale of electricity
       BEGINNING DATE:          01/11/89
          ENDING DATE:



                 NAME:          California Industrial Cogeneration
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Development of cogeneration projects and the
                                sale of electricity
       BEGINNING DATE:          01/11/89
          ENDING DATE:


                 NAME:          Bonneville Pacific-Island Park Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To own, develop, operate and maintain
                                hydroelectric facilities
       BEGINNING DATE:          02/24/89
          ENDING DATE:


                 NAME:          Fulcrum, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To own, develop and operate hydroelectric
                                facilities
       BEGINNING DATE:          05/13/88
          ENDING DATE:



                 NAME:          Recomp, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Waste process management and composting

       BEGINNING DATE:          06/16/69
          ENDING DATE:


                                      3

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                 NAME:          Stillaguamish River Hydro, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, operate and maintain
                                hydroelectric facilities
       BEGINNING DATE:          03/20/90
          ENDING DATE:


                 NAME:          Sauk River Hydro, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, operate and maintain
                                hydroelectric facilities
       BEGINNING DATE:          03/20/90
          ENDING DATE:


                 NAME:          Skyomish River Hydro, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, operate and maintain
                                hydroelectric facilities
       BEGINNING DATE:          03/20/90
          ENDING DATE:


                 NAME:          Baker Power Company
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own and operate hydroelectric
                                facilities
       BEGINNING DATE:          12/19/89
          ENDING DATE:


                 NAME:          Bonneville-Yuma Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own, operate and maintain
                                energy facilities
       BEGINNING DATE:          09/07/89
          ENDING DATE:


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                 NAME:          Honolii Power Company, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own, operate and maintain
                                energy facilities
       BEGINNING DATE:          01/01/89
          ENDING DATE:


                 NAME:          Bonneville Pacific Capital Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Acquiring and selling interests in energy
                                projects
       BEGINNING DATE:          12/14/89
          ENDING DATE:


                 NAME:          Bonneville Vermont Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Acquiring and selling interests in energy
                                projects
       BEGINNING DATE:          04/27/90
          ENDING DATE:


                 NAME:          Sheldon Pacific Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Developing and owning power projects

       BEGINNING DATE:          06/05/90
          ENDING DATE:


                 NAME:          Bonneville Las Vegas Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own, operate and maintain
                                energy facilities
       BEGINNING DATE:          09/04/90
          ENDING DATE:


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                 NAME:          Bonneville General Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Owning, acquiring and selling interests in
                                power projects
       BEGINNING DATE:          09/04/90
          ENDING DATE:


                 NAME:          Bonneville Springfield Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, construct, own, operate and
                                maintain wood-fired energy plants
       BEGINNING DATE:          12/18/90
          ENDING DATE:


                 NAME:          Bonneville Antioch Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Developing, owning and selling interests in
                                power projects
       BEGINNING DATE:          01/23/91
          ENDING DATE:


                 NAME:          Bonneville Sacramento Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Owning, acquiring and selling interests in
                                power projects
       BEGINNING DATE:          06/28/91
          ENDING DATE:


                 NAME:          Snowy Range Energy, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own and operate wind energy
                                projects
       BEGINNING DATE:          02/20/91
          ENDING DATE:


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                 NAME:          Bonneville Development Corporation
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Developing, owning and selling interest in
                                power projects
       BEGINNING DATE:          10/07/91
          ENDING DATE:


                 NAME:          Stone Creek Power Company
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Development of hydroelectric generating
                                facilities
       BEGINNING DATE:          05/08/86
          ENDING DATE:          12/18/89


                 NAME:          Pacific Hydro, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Development of hydroelectric generating
                                facilities
       BEGINNING DATE:          12/19/86
          ENDING DATE:          03/28/90


                 NAME:          Pacific Oregon Corp.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Development of hydroelectric generating
                                facilities
       BEGINNING DATE:          09/27/89
          ENDING DATE:          03/28/90


                 NAME:          Island Power Company
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Development of hydroelectric generating
                                facilities
       BEGINNING DATE:          03/15/88
          ENDING DATE:          06/   /90


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                 NAME:          Pacific Turbine Systems, Inc.
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Pump-storage power generation

       BEGINNING DATE:          03/01/88
          ENDING DATE:          02/07/90


                 NAME:          Hawaii Power Company
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own, operate, maintain, acquire
                                and sell hydroelectric projects
       BEGINNING DATE:          01/01/88
          ENDING DATE:


                 NAME:          Koyle Equipment Associates
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Consulting, owning and operating
                                hydroelectric facilities
       BEGINNING DATE:          1984
          ENDING DATE:


                 NAME:          Ravenscroft Partnership
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To own and operate the Ravenscroft Ranch
                                Hydroelectric Plant
       BEGINNING DATE:          10/01/82
          ENDING DATE:



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                 NAME:          BP Hydro Associates
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          Owning and operating cogeneration or
                                biomass facilities and hydroelectric projects
                                for production of electric capacity and energy
                                for sale
       BEGINNING DATE:          04/20/89
          ENDING DATE:


                 NAME:          Bonneville Aero Power Plant
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own and operate wind energy
                                projects
       BEGINNING DATE:          10/31/89
          ENDING DATE:


                 NAME:          Bonn-Tech Partnership
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:

       BEGINNING DATE:
          ENDING DATE:


                 NAME:          Mammoth Lakes Limited Partnership
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:          To develop, own and operate geothermal
                                projects
       BEGINNING DATE:          08/06/85
          ENDING DATE:



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                 NAME:          BP Thermal Associates
              ADDRESS:          257 East 200 South, Ste. 800
                                Salt Lake City, Utah 84111
   NATURE OF BUSINESS:

       BEGINNING DATE:          03/01/91
          ENDING DATE:






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